                                                                   EXHIBIT 10.70


                               COSMAR CORPORATION
                          RENAISSANCE COSMETICS, INC.
                               7432 Prince Drive
                       Huntington Beach, California 92647

                            As of September 8, 1995



Nomura Holding America Inc.,
Individually and as Collateral Agent
2 World Financial Center, Building B
New York, New York 10281-1198

         Re:      Amendment No. 2 to Note Purchase Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Note Purchase Agreement, dated as of December 21, 1994, as amended by Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc. (together with its successors and assigns, the "Purchaser"). All capitalized terms used in this amendment letter (this "Amendment") and not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

         The Company and the Parent have requested that the Purchaser increase the Maximum Revolving Amount to $30,000,000, and the Purchaser has indicated it is willing to do so on the terms and conditions hereof.

         Accordingly, the Company, the Parent and, by your acceptance hereof, the Purchaser and the Collateral Agent, hereby agree as follows:

         1. Amendments. Effective on and as of the Effective Date referred to below, the following provisions of the Note Purchase Agreement are hereby amended:

                  (a) Recitals. The first Recital to the Note Purchase Agreement is amended by deleting the number "$20,000,000" from the third line of said Recital and inserting the number "$30,000,000" in lieu thereof.

                  (b) Section 1.1. Section 1.1 of the Note Purchase Agreement is
            amended by (i) deleting the number "$20,000,000" from the second line

Amendment No. 2 to
Note Purchase Agreement. among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of September 8, 1995
Page 2

         of the definition for the term Maximum Revolving Amount and inserting the number "$30,000,000" in lieu thereof; and (ii) adding the following new definition to said Section in the appropriate alphabetical order:

         "Second Amendment Effective Date" means the Effective Date as that term is defined in the Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995, among the Company, the Parent, the Purchaser and the Collateral Agent.";

                  (c) Section 2.1. Section 2.1 of the Note Purchase Agreement is amended by deleting the number "$20,000,000" from the second line of subsection (i) of said Section and inserting the number "$30,000,000" in lieu thereof;

                  (d) Section 2.2. Section 2.2 of the Note Purchase Agreement is amended by deleting the first proviso in the fifth sentence of said Section and inserting the following proviso in lieu thereof:

                  "provided, however, that in lieu of the execution and delivery of Revolving Notes by the Company at the time of each such sale, at the election of the Purchaser on the Second Amendment Effective Date, the Company shall execute and deliver to the Purchaser on the Second Amendment Effective Date (against return by the Purchaser on the Second Amendment Effective Date of all the Revolving Notes previously issued to it by the Company), a single Revolving Note registered in the name of the Purchaser or its nominee, dated as of the Closing Date and in the principal amount of $30,000,000, which Revolving Note shall evidence the principal amount of Revolving Notes initially sold on the Closing Date and the principal amount of all Revolving Notes subsequently sold hereunder (together with interest, fees and all other amounts accrued and unpaid in respect of such aggregate outstanding principal balance), in such event the date and amount of each sale of principal amount of Revolving Notes to the

Amendment No. 2 to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of September 8, 1995
Page 3

                  Purchaser by the Company, as well as each payment or prepayment made on account of the principal thereof, and in each case the resulting aggregate unpaid principal balance thereof, shall be noted by the Purchaser on the schedule attached to such Revolving Note or any extension thereof;";

                  (e) Section 2.6. Section 2.6 of the Note Purchase Agreement is amended by deleting the number "$1,000,000" from the last line of subsection (b) of said Section and inserting the number "$1,400,000" in lieu thereof; and

                  (f) Exhibit L. The first Recital in Exhibit L to the Note Purchase Agreement is hereby amended by deleting the language "Fifty Million and 00/100 Dollars ($50,000,000.00)" from the ninth line of said Recital and inserting the language "Sixty Million and 00/100 Dollars ($60,000,000.00)" in lieu thereof.

         2. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the Purchaser has received all of the following documents and payments:

                  (a) a counterpart of this Amendment, duly executed and delivered by the Parent and the Company;

                  (b) the acknowledgement and agreement attached to this Amendment, duly executed and delivered by each Subsidiary of the Company which has entered into a Subsidiary Guarantee;

                  (c) if the Purchaser has made the election contemplated by the first proviso of the fourth sentence of Section 2.2 of the Note Purchase Agreement, as amended by this Amendment, the Revolving Note contemplated thereby, duly executed and delivered by the Company (against return of the Purchaser's existing Revolving Notes);
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Amendment No. 2 to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of September 8, 1995
Page 4

                  (d) a copy of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Amendment and the performance of the Note Purchase Agreement as amended hereby, duly certified by the Secretary of the Company;

                  (e) an Officer's Certificate dated the Effective Date as to the matters set forth in Section 3 hereof, duly executed and delivered by an Authorized Officer of the Company and the Parent;

                  (f) payment of a fee in the aggregate amount of $400,000 (which the parties hereto agree shall be deemed to have been paid pursuant to Section 2.6(b) of the Note Purchase Agreement for purposes of the last sentence of said Section); and

                  (g) payment of the fees and expenses of counsel to the Purchaser in connection with the Note Purchase Agreement as invoiced to the Company on June 28, 1995.

     3. Representations and Warranties; No Default or Event of Default. Each of the Company and the Parent hereby represents, warrants, covenants and agrees as follows on and as of the Effective Date:

         (a) the representations and warranties contained in Section 4.1 through 4.35, inclusive and elsewhere in the Note Purchase Agreement (including, without limitation, the representation and warranty in Section 4.35 of the Note Purchase Agreement, to the effect that, among other things, the Revolving Note issued pursuant to Section 2 hereof constitutes a part of the "Credit Facility" as defined in the Indenture). and the representations and warranties contained in the Related Documents shall be true and correct on and as of the Effective Date with the same effect as if such representations and warranties had been made on and as of the Effective Date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date; and
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Amendment No. 2 to
Note Purchase Agreement. among
Renaissance Cosmetics. Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of September 8, 1995
Page 5

         (b) no Default or Event of Default shall have occurred and be continuing.

         4. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way amend, modify, affect or impair the terms, conditions and other provisions of the Note Purchase Agreement, the Notes or the Related Documents, or the obligations of the Company and the Parent thereunder, and all terms, conditions and other provisions of the Note Purchase Agreement, the Notes and the Related Documents shall remain in full force and effect except to the extent specifically waived or amended pursuant to the provisions of this Amendment. If any representation or warranty in this Amendment shall fail to be true and correct in any material respect, such failure and any failure to fully satisfy any other term or condition of this Amendment shall automatically, and without the requirement of any notice to the Company or the Parent, constitute an Event of Default under the Note Purchase Agreement.

         5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

         6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.


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
Amendment No. 2 to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of September 8, 1995
Page 6


         If the foregoing is acceptable, please sign and return a copy of this Amendment to indicate your agreement to the terms hereof.


                                    Very truly yours,

                                    COSMAR CORPORATION



                                    By: /s/
                                        ----------------------------------
                                        Title: Group Vice President - Finance

                                    RENAISSANCE COSMETICS, INC.



                                    By: /s/
                                        ----------------------------------
                                        Title: Group Vice President - Finance



Accepted and Agreed as
of date first above written

NOMURA HOLDING AMERICA INC.,
Individually and as Collateral Agent


By:
    ---------------------------------
    Title: Attorney-in-Fact

Amendment No. 2 to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of September 8, 1995
Page 7



                         ACKNOWLEDGEMENT AND AGREEMENT

                  The terms and provisions of the foregoing Amendment No. 2 to Note Purchase Agreement, dated as of September 8, 1995 (the "Second Amendment"), to the Note Purchase Agreement, dated as of December 21, 1994, as amended by Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of April 7, 1995 (as so amended, the "Note Purchase Agreement"), each among Cosmar Corporation, a Delaware corporation (the "Company"), Renaissance Cosmetics, Inc., a Delaware corporation (the "Parent"), and Nomura Holding America Inc., a Delaware corporation (together with its successors and assigns, collectively, the "Purchaser"), and the transactions contemplated by the Note Purchase Agreement as amended by the Second Amendment, are hereby severally and not jointly acknowledged and agreed to by each of the undersigned Subsidiaries of the Company, and each hereby severally and not jointly confirms its respective Subsidiary Guarantee with respect to the Obligations under, and as the foregoing capitalized terms are defined in, the Note Purchase Agreement, as so amended.

                  This Acknowledgement and Agreement may be executed by each Subsidiary of the Company in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.


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
Amendment No. 2 to
Note Purchase Agreement, among
Renaissance Cosmetics, Inc.,
Cosmar Corporation and
Nomura Holding America Inc.
As of September 8, 1995
Page 8


         IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Agreement to be executed and delivered by its respective duly authorized officer as of the date first above written.


PARFUMS PARQUET INCORPORATED
HOUBIGANT (1995) LIMITED/
  HOUBIGANT (1995) LIMITEE
NEW DANA ACQUISITION CORP.
LES PARFUMS DE DANA, INC.
DANA PERFUMES CORP.
ROSLYN IMPORTERS INC.
DANA S.A.
PERFUMES DANA S.A.I.C.
FINANCIERA DE PERFUMERIA S.A.
DANA PERFUMES (CANADA) LTD.
ESTALVI S.A.
MARCAFIN S.A.
C.O.M.I.N.S.A.
PERFUMES AND COSMETICS IMPORTERS, INC.
PARFUMS DANA EXPORT CORP.


By  /s/
    ----------------------------
    Title:
                  (of each party hereto)